John Hancock Funds II

Supplement to the Statement of Additional Information

Dated October 17, 2005

(as amended and restated December 22, 2005)

And

To the Statement of Additional Information

Dated April 28, 2006

The Statement of Additional Information is amended to add the following additional section regarding “Proxy Voting Policies” and the disclosure under “Independence Investment LLC” in “Appendix C -- Portfolio Manager Information” is amended and restated as noted below.

Proxy Voting Policies

The Fund’s proxy voting policies and procedures (the “Fund’s Procedures”) delegate to the subadviser of each Fund portfolio the responsibility to vote all proxies relating to securities held by that portfolio in accordance with the subadviser’s proxy voting policies and procedures. A subadviser has a duty to vote such proxies in the best interests of the portfolio and its shareholders. Complete descriptions of the Fund’s Procedures and the proxy voting procedures of each of the Fund subadvisers are set forth in Appendix D to this Statement of Additional Information.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when the Fund, its investment adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, the Fund’s Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix IV. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although subadvisers have a duty to vote all proxies on behalf of the portfolios they subadvise, it is possible that a subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the portfolio to vote the proxies. A subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the portfolio would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone) and (2) on the SEC’s website at http://www.sec.gov.

Appendix C - Portfolio Manager Information

Independence Investment LLC (“Independence”)

The disclosure under “Independence Investment LLC” in Appendix C -- Portfolio Manager Information is amended and restated as noted below.

Independence Investments LLC

Small Cap Fund

Portfolio Managers. The Portfolio Manager of the Small Cap Fund is Charles S. Glovsky.

Under Other Accounts Managed. As of June 1, 2006, Charles S. Glovsky served as portfolio manager for (i) two other registered investment companies with approximately $471 million in total net assets, (ii) five pooled investment vehicles with approximately $97 million in total net assets (iii) and approximately 29 other accounts with approximately $692 million in total net assets.

Potential Conflicts of Interest. Each of the accounts managed by Charles S. Glovsky uses a bottom up selection process that focuses on stocks of statistically undervalued yet promising companies that are believed likely to show improving fundamental prospects with identifiable catalysts for change. Each account invests primarily in equity securities issued by small or mid capitalization companies. While these accounts have many similarities, the investment performance of accounts with similar strategies will be different due to differences in guidelines, fees, expenses and cash flows. Independence has adopted compliance procedures to manage potential conflicts of interest such as allocation of investment opportunities and aggregated trading. None of the accounts pay Independence an incentive based fee.

Compensation of Portfolio Managers.  Independence has adopted a system of compensation for portfolio managers and others involved in the investment process that seeks to align the financial interests of the investment professionals with both those of Independence, through incentive payments based in part upon the Independence’s financial performance, and also those of their clients and the shareholders of the funds they manage, through incentive payments based in part upon the relative investment performance of those accounts.  Independence’s compensation arrangements with investment professionals are determined on the basis of the investment professional's overall services to Independence and not on the basis of specific funds or accounts managed by the investment professional.

Charles S. Glovsky’s compensation as an Independence employee consists of (i) a competitive base salary, (ii) a bonus payable pursuant to an employment arrangement, (iii) eligibility for an additional discretionary bonus pursuant to an incentive compensation plan, (iv) equity ownership, and (v) eligibility for marketing incentives pursuant to the incentive compensation plan.

Under the investment compensation plan, investment professionals are eligible for an annual bonus, which is contingent on organizational goals.  The plan is intended to provide a competitive level of annual bonus compensation that is tied to the investment professional achieving favorable investment performance and other qualitative factors.  Any bonus under the plan is completely discretionary.  Company profitability and investment performance are among the factors generally used in determining the size of the overall bonus pool and/or the particular bonuses paid to individual portfolio managers under the plan.

Ownership of Shares of Small Cap Fund.

Charles S. Glovsky does not own any shares of the Small Cap Fund.

JHF2SAIS	6/06	June 21, 2006